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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2007
                                                           ------------

                               CNB FINANCIAL CORP.
                               -------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                 0-51685              20-3801620
        -------------                 -------              ----------
(State or other jurisdiction of     (Commission           (IRS Employer
 incorporation or organization)     File Number)          Identification No.)


33 Waldo Street, P.O. Box 830, Worcester, MA               01613-0830
---------------------------------------------              ----------
(Address of principal executive offices)                   (Zip Code)

                                 (508) 752-4800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
            ---------------------------------------------

      (b) On June 6, 2007, the Company engaged Wolf & Company, P.C. ("Wolf & Company") as the Company's principal accountants. For the two fiscal years ended December 31, 2006 and 2005 and up to the dismissal of KPMG LLP ("KPMG") on May 18, 2007, the Company did not consult Wolf & Company regarding either: (1) the application of accounting principles to a specific completed or contemplated transaction; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was either the subject of a disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CNB Financial Corp.



Date: June 6, 2007                      By: /s/ William M. Mahoney
                                            ------------------------------------
                                            William M. Mahoney
                                            Chief Financial Officer